NAGLE TOTAL MARKET PLUS FUND

Supplement dated December 1, 2008 to the Prospectus dated May 1, 2008

At a meeting of the Board of Trustees of Nagle Funds (the “Board”) on November 25, 2008,  after discussions and negotiations with Peter Nagle, R.I.A. the adviser to the Nagle Total Market Plus Fund (the “Fund”) the Board determined that the expense cap agreement between Nagle Funds and Mr. Nagle will terminate as of January 1, 2009.  This means that the Fund’s expenses will increase at that time.  Please see the revised fee table below, which is based on the Fund’s actual expenses for the fiscal year ended December 31, 2007:

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases

NONE

Maximum Deferred Sales Charge (Load)

NONE

Redemption Fee

NONE*

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee

0.75%

Distribution (12b-1) Fees

0.25%

Other Expenses

1.44%

Acquired Fund Fees and Expenses

0.17%

Total Annual Fund Operating Expenses1

2.61%

*  A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer.  This fee currently is waived.

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and are based on estimated amounts for the Fund’s current fiscal year.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  Excluding the indirect costs of investing in other investment companies, Total Annual Fund Operating Expenses (before expense reimbursements) for the period ended December 31, 2007 were 2.44% and Net Expenses were 1.25%.

 Effective November 1, 2008, the Nagle Total Market Plus Fund will make redemption payments only to the shareholder of record or to financial intermediaries for the benefit of the shareholder of record and will no longer make redemption payments to third parties.

This Supplement and the existing Prospectus dated May 1, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-595-4866.